Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Retirement Income Builder Variable Annuity Account

  File No. 811-07689, CIK 0001016809

  Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Retirement Builder Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000778207).
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000896435).
•	AllianceBernstein Variable Products Series Fund, Inc. filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000825316).
•	Federated Insurance Series filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000912577).
•	Franklin Templeton Variable Insurance Products Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000837274).
•	MFS® Variable Insurance Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000918571).
•	Putnam Variable Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000822671).
•	Columbia Funds Variable Insurance Trust I filed its Semi-Annual report with the Commission via EDGAR (CIK: 0001049787).
•	BNY Mellon Stock Index Fund, Inc. filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000890064).
•	BNY Mellon Variable Investment Fund filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000813383).
•	JPMorgan Insurance Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000909221).
•	Fidelity Variable Insurance Products Fund filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, and 0000927384).
•	Wells Fargo Advantage Variable Trust Funds file its Semi-Annual report with the Commission via EDGARD (CIK: 0001081402).
•	Columbia Funds Variable Insurance Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000815425).
•	Janus Aspen Series filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000906185).
•	Wanger Advisors Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000929521).
•	Morgan Stanley Variable Insurance Fund, Inc. filed its Semi-Annual report with the Commission via EDGAR CIK: 0001011378).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filing are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company